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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                         ___________________________


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 1, 1995
                                                       ------------


                             Wachovia Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        North Carolina                    1-9021               56-1473727
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(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


              301 North Main Street, Winston-Salem, North Carolina     27150
              191 Peachtree Street, N.E., Atlanta, Georgia             30303
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              (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   919-770-5000, 404-332-5000
                                                  -----------------------------

                      This document consists of 6 pages.
                       The Exhibit Index is at page 4.


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Item 5.  Other Events

        Wachovia Corporation (the "Corporation") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 33-55839).

Item 7.  Financial Statements and Exhibits.

        (c)     Exhibits.

                12 Statement setting forth computation of Ratios of Earnings to Fixed Charges














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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WACHOVIA CORPORATION
                                                  (Registrant)



Date:  June 2, 1995                          By: /s/ ROBERT S. MCCOY, JR.
                                                -------------------------
                                                Robert S. McCoy, Jr.
                                                Executive Vice President

















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                                EXHIBIT INDEX


Exhibit Number and Description                                         Page
- ------------------------------                                         ----

12      Statement setting forth computation of ratios of                 5
        Earnings to Fixed Charges





















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